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                                                               Exhibit 10.14
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                            SECOND AMENDMENT TO LEASE

This second amendment to lease ("Second Amendment") is made this 18th day of January, 1996 by and between Sobrato Development Companies #871, a California limited partnership having an address at 10600 North De Anza Boulevard., Suite 200, Cupertino, California 95014 ("Landlord") and Truevision (formerly RasterOps), a Delaware corporation ("Tenant").

                                   WITNESSETH

WHEREAS Landlord and Tenant entered into a lease dated February 7, 1989 and a lease amendment dated May 9, 1989, (collectively the "Lease") for the premises located at 2500 Walsh Avenue in Santa Clara, California ("Premises"); and

WHEREAS effective December 15, 1995, Landlord and Tenant wish to modify the Lease to (i) extend the Lease term pursuant to Tenant's option under Lease paragraph 37, and (ii) specify the monthly rent due during the Renewal Term;

NOW, THEREFORE, in order to effect the intent of the parties as set forth above and for good and valuable consideration exchanged between the parties, the Lease is amended effective December 15, 1995 as follows:

1. The Lease term is extended pursuant to Tenant's option under Lease paragraph 37, through March 30, 2001. This extension represents exercise of the first of Tenant's two options as described in Lease paragraph 37.

2. Monthly rent is changed, effective March 1, 1996, to Fifty Five Thousand Thirty Seven and 50/100 Dollars ($55,037.50). As of October 1, 1998, which date represents the midway point of the Renewal Term, Monthly Rent shall adjust pursuant to Lease paragraph 39.

3. All defined terms shall have the same meanings as in the Lease, except as otherwise stated in this Second Amendment.

4. Except as hereby amended, the Lease and all the terms, covenants and conditions thereof shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have set their hands to this Second Amendment as of the day and date first above written.

LANDLORD                                     TENANT
Sobrato Development Companies #871,          Truevision, Inc.,
a California limited partnership             a Delaware corporation


By:  /s/J.M.A.                               By:  /s/Louis J. Doctor
   --------------------------------              ---------------------------

Its: General Partner                         Its: President/CEO
   --------------------------------              ---------------------------



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